                                                                   EXHIBIT 10.28

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[Letterhead of University of California, Office of Technology Transfer]

June 23, 1994

Mr. Nick V. Arvanitidis
Chairman
Liposome Technology, Inc.
1050 Hamilton Court
Menlo Park, CA  94025

Re:  AMENDMENT TO LICENSE AGREEMENT
     UC Case No. 77-151-3, -4
     UC Agreement Control No. 86-02-0010

Dear Mr. Arvanitidis:

     This confirms our agreement to further amend the License Agreement between us made August 1, 1986, UC Control No. 86-02-0010 (the "Agreement") and make it consistent with the changes in terms that were made in the first Amendment, UC Control No. 86-02-0010 A. As part of that Amendment, Section 5.3 of the License Agreement was amended to the following dates:

                         "February 28
                         May 31
                         August 31
                         November 30"

Now, Section 7.1 of the License Agreement is also amended as follows:

     1.   The first sentence ONLY OF Section 7.1 is deleted and replaced with
                             ----
          the following:

               "Commencing with the quarter in which the first commercial sale of Licensed Product takes place, Licensee will make quarterly reports to The Regents on or before each February 28, May 31, August 31 and November 30 of each year."

          All other parts of Section 7.1 remain unchanged from the License Agreement.

[*] =CONFIDENTIAL TREATMENT REQUESTED

Mr. Nick V. Arvanitidis
Liposome Technology, Inc.
June 23, 1994
Page Two

Please confirm your agreement on the foregoing by signing below.

Thank you.

                                                      Sincerely,

                                                      /s/ John M. Sarracino


                                                      John M. Sarracino
                                                      Licensing Associate

------------------------------------------------------------------------------
AGREED:

LIPOSOME TECHNOLOGY, INC.                         THE REGENT OF THE UNIVERSITY
                                                         OF CALIFORNIA

By: /s/ Nick V. Arvanitidis                     By: /s/ William T. Davis
    -----------------------------                   --------------------------
Name:  Nick V. Arvanitidis                      Name:  William T. Davis
Title: Chairman                                        Associate Director
                                                       Office of Technology
                                                       Transfer

Date: June 28, 1994                             Date: 7/7/94
      ---------------------------                    -------------------------



                         Approval as to legal form: /s/ Marty Simpson    7/7/94
                                                   --------------------  ------
                         P. Martin Simpson, Jr., Resident Counsel        Date
                         Office of Technology Transfer
                         University of California

[*] =CONFIDENTIAL TREATMENT REQUESTED

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